UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 11, 2015

                               CEL-SCI CORPORATION
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                      01-11889               84-0916344
   -----------------------          ----------------        ----------------
(State or other jurisdiction      (Commission File No.)   (IRS Employer
of incorporation)                                          Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

     On December 28, 2008, the Company issued a promissory note to Maximilian de Clara, the Company's President and a director. In August 2014, the Note was transferred to the de Clara Trust. The maturity date on the note was July 6, 2017.

     On October 11, 2015 the parties agreed to extend the maturity date of the Note for one year to July 6, 2018. The extension was made at the request of Lake Whillans Vehicle I, LLC, which, as disclosed in the Company's October 14, 2015 press release, agreed to provide the Company with up to $5,000,000 in funding for litigation expenses to support the Company's $50,000,000 arbitration claims against the Company's former clinical research organization.





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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 15, 2015                   CEL-SCI CORPORATION


                                          By: /s/ Patricia B. Prichep
                                              --------------------------
                                              Patricia B. Prichep
                                              Senior Vice President of
                                              Operations